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          Supplement to the North American Senior Floating Rate Fund
                           April 13, 1999 Prospectus

Effective August 1, 1999, the Fund's investment adviser, CypressTree Asset Management Corporation, Inc. (CAM), has agreed to reimburse all but 0.45% of the Other Expenses. During the month of August an additional .20% will be phased in incrementally bringing the total reimbursement at month-end to .65%. After 8/31/99, unless reimbursement of some expenses is further extended by CAM, the expense cap will revert to the one described on page 3 of the Fund prospectus.

91391                                                              July 31, 1999

                        PROSPECTUS DATED APRIL 13, 1999